SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   February 29, 2000


                            ONLINE POWER SUPPLY, INC.
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              Exact Name of Registrant as Specified in its Charter)

            Nevada                       00-29669                84-1176494
-------------------------------   ---------------------    ---------------------
 (State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
       of incorporation)                                    Identification No.)



     6909 South Holly Circle, Suite 200
     Englewood, Colorado 80112                                   80112
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 (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (303) 741-5641


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5.   OTHER EVENTS

         On February 29, 2000 Larry G. Arnold resigned as the Chief Executive Officer and a director of OnLine Power Supply, Inc., to pursue personal interests. Mr. Arnold had held these positions since July 1996. Kris M. Budinger, President and Chief Operating Officer, will act as interim Chief Executive Officer while the board of directors considers candidates for the position.

        Mr. Arnold's resignation will not result in a change in control of OnLine Power Supply, Inc. and is not expected to adversely impact operations.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ONLINE POWER SUPPLY, INC.


Dated: March 1, 2000                        By:       /s/    Kris M. Budinger
                                                   -----------------------------
                                                   KRIS M. BUDINGER, President


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